SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported): September 27, 2001


                                  Gehl Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                    0-18110                         39-0300430
---------------              -------------                      ----------
(State or other             (Commission File                  (IRS Employer
jurisdiction of                  Number)                     Identification No.)
incorporation)




                  143 Water Street, West Bend, Wisconsin 53095
            --------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 334-9461
                         (Registrant's telephone number)


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Item 7.      Financial Statements and Exhibits.

             (a)   Not applicable.

             (b)   Not applicable.

             (c)   Exhibits. The following exhibit is being filed herewith:

                   (99)     Press Release of Gehl Company, dated
                            September 27, 2001.

Item 9.      Regulation FD Disclosure.

         On September 27, 2001, Gehl Company (the "Company") issued a press release announcing the conclusion of the Company's strategic review process, certain plant rationalization initiatives and an open market stock repurchase program. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K (this "Current Report").

         Certain matters disclosed in this Current Report (including in the exhibit hereto) are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the review of the Company's strategic alternatives and the cost of and cost-savings associated with the Company's rationalization initiatives, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, assumptions and other factors, some of which are beyond the Company's control, that could cause actual results to differ materially from those anticipated as of September 27, 2001. Factors that could cause such a variance include, but are not limited to, unanticipated changes in general economic and capital market conditions, the Company's ability to implement successfully its strategic initiatives and plant rationalization actions, market acceptance of newly introduced products, the cyclical nature of the Company's business, the Company's and its customers' access to credit, competitive pricing, product initiatives and other actions taken by competitors, disruptions in production capacity, excess inventory levels, the effect of changes in laws and regulations (including government subsidies and international trade regulations), technological difficulties, changes in currency exchange rates, changes in environmental laws, and employee and labor relations. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report (including in the exhibit hereto) are only made as of September 27, 2001, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GEHL COMPANY



Date:  September 27, 2001              By:  /s/ Kenneth P. Hahn
                                         --------------------------------------
                                         Kenneth P. Hahn
                                         Vice President of Finance and Treasurer


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

                                  GEHL COMPANY

                   Exhibit Index to Current Report on Form 8-K
                            Dated September 27, 2001


Exhibit
Number

(99)          Press Release of Gehl Company, dated September 27, 2001.














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